Seligman
New Technologies Fund II, Inc.

Annual Report
December 31, 2002

Seeking Long-Term Capital
Appreciation by Investing in
Companies That Have the
Potential to Produce
Tomorrow's Technologies

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Stockholders

For the twelve months ended December 31, 2002, Seligman New Technologies Fund II posted a total return of –66.48%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, returned –40.27%. The Blended Index, which excludes the services and hardware subsectors of the Goldman Sachs Technology Index, posted a total return of –43.95%.

While the past year was challenging for the equity markets in general — major US stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era — it was particularly difficult for technology, which was the worst-performing sector of the market. Technology stocks continued to suffer from weak demand, overcapacity, and a liquidity crunch, in which many companies found it difficult or impossible to secure the financing needed for their continued survival. Smaller technology companies operated within a particularly difficult environment whereby they have been perceived as increasingly risky not only by investors, but by potential customers as well. Such sentiment created a vicious cycle that continued to push some technology companies out of business.

Seligman New Technologies Fund II has reacted to this change by shifting its focus to well-established public companies. Within the venture capital portfolio, the Fund continues to hold late-stage private companies, rather than newly formed, upstart companies. We believe this bias will place the Fund in a better position since we believe that smaller and newer companies will continue to face greater challenges than their more-established counterparts.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. While such an environment should lend support to a recovery in the technology sector, the short term remains highly uncertain. Many technology companies are dependent upon increased capital spending by corporations. In addition, venture capital remains mired within a difficult operating environment, where profits and additional sources of funding continue to be in short supply. Some venture capital companies will survive and thrive as the economy recovers. However, many others are likely to fail.

At the end of 2002, Seligman New Technologies Fund II restructured its management team. The Fund is now co-managed by Thomas Hirschfeld and Richard Parower. Mr. Hirschfeld has co-headed Seligman’s venture capital group for the past two years, and has many years of experience with venture capital. Mr. Parower is responsible for the Fund’s public investments. He is co-portfolio manager of Seligman Global Technology Fund and a senior analyst for Seligman Communications and Information Fund.

A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 12, 2003

1

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Q:	How did Seligman New Technologies Fund II perform during the twelve months ended December 31, 2002?

A:

Seligman New Technologies Fund II posted a total return of –66.48%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, returned –40.27%. The Blended Index, which Seligman created to exclude the services and hardware subsectors of the Goldman Sachs Technology Index, areas in which the Fund does not typically invest, posted a total return of –43.95%. Both indices represent the public technology market only. The Fund’s underperformance versus its indices was primarily the result of its greater exposure to smaller, emerging companies, which generally delivered weaker performances than larger companies. The Fund also suffered as a result of its investments in tower stocks and communications equipment suppliers.

Q:	Why did the technology market continue to have such a difficult year in 2002?

A:

At the beginning of 2002, most market participants believed that the economic recovery would be well underway by year-end. A recovery was necessary before capital expenditures for technology would once again increase. The lack of a broad economic recovery both in the US and abroad translated into another difficult year for technology companies, and their stock prices naturally suffered as a result.

Q:	What was the Fund’s investment strategy during this time?

A:

Our focus within the Fund’s venture capital portfolio has remained the same. We continued to hold late-stage private companies, rather than newly formed, upstart companies. We believe the private companies in the Fund’s portfolio are better positioned than early-stage companies because they have often gained some customer acceptance.

On the public side, dramatic changes in the technology market have caused us to shift our focus over the past 12 to 24 months. Smaller companies have had a particularly difficult time in the current environment because they have been perceived as risky, even as potential vendors and suppliers. In many cases, perception has become reality as finding customers is even more challenging for companies that do not already have a large customer base. We believe this bias toward more established companies will continue for some time, and we have been focusing on finding companies with good prospects for future growth but that are also well established, and often leaders, in their fields.

Q:	How did the Fund’s venture capital portfolio perform during this time?

A:

The private companies in the Fund’s portfolio outperformed the public indices for most of the year. In the fourth quarter, however, they lagged somewhat as the public technology market began to show signs of recovery. It is our hope that the public sector will continue to recover, and that similar improvements will soon be seen in the private sector.

Q:	What sectors most affected the Fund’s public performance in 2002?

A:	No subsector of technology delivered positive performance in 2002, and almost every subsector was equally disappointing. Telecommunications and telecommunica-

2

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

tions capital equipment stocks delivered the worst performances, and the Fund fortunately avoided this area.

Our investments in wireless communication tower companies delivered poor performances overall. Going into 2002, the Fund’s management team had believed that an increase in cellular telephone subscribers would prompt wireless companies to invest in the infrastructure necessary to support their customers. In fact, subscriber growth was not as rapid as we had hoped and, more importantly, wireless companies were unwilling to increase capital expenditures. While this may have caused a decline in service for cell phone customers, these companies were primarily focused on improving their bottom lines and their cash flows, and tower stocks suffered as a result.

Our investments in media stocks delivered relatively strong performances during this time. Demand for advertising spots, and thus ad rates, improved over the course of the year. This area was helped by election spending, and rates have remained high even post-election.

Q:	Thirty-three percent of the Fund is invested in venture capital, or private companies. What is your outlook for these holdings?

A:

We believe that, in general, public technology companies will participate in any economic recovery before private companies begin to benefit. However, we are optimistic about the prospects for the Fund’s private holdings if the market begins to turn. The Fund holds preferred stock for most of its private companies, entitling it to preferences if a company is bought by another company. These preferences may be valuable following certain liquidity events.

Much of our hope for the private side of the portfolio lies in the outlook for the merger and acquisition market. Should this market open up once again, the Fund is well positioned to benefit. We have been encouraged over the past two quarters as a number of private companies were purchased by public companies at reasonably good valuations and the majority of these purchases were for cash. We believe this indicates two things: First, companies believe in the current and future value of their stocks, and second, business has stabilized to the point where companies feel comfortable using their cash. We feel these are positive signs that the management teams of large public companies believe the market is headed higher. If this optimism continues, we believe more companies will look to increase their market share through acquisitions.

Q:	What is your outlook for the technology market and the Fund for 2003?

A:

We believe the economic recovery will be somewhat muted, and companies will be very conscious of their cash flows. For the most part, they will not be making big IT investments. Rather, we think they will be focused on products that can provide them with an immediate return on their investment. Because of this, one of our primary areas of investment this year for our public portfolio is likely to be software and services. We believe that companies will be willing to invest in a new application that makes running their business easier and more efficient. They are unlikely, however, to upgrade hardware unless it is truly necessary.

Within the public sector, we like subsectors like credit card processors, which receive a fee for each transaction. We believe that strong cash flow and stable revenues are

3

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

valuable assets in this difficult economic environment.

We are becoming more optimistic regarding the prospects for wireline telecommunications equipment. We think that while the business environment continues to be extraordinarily difficult for these companies, the environment seems to have stabilized. Some of these stocks may be oversold and we will be looking within this group for buying opportunities for the Fund’s public portfolio.

We are still optimistic regarding the prospects for printer companies. While these companies often do not make money on printers, they generate an attractive recurring revenue stream through sales of replacement printer cartridges.

In 2003, we plan to avoid exposure to IT services, semiconductors, and wireless communications equipment.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund II is managed by Thomas Hirschfeld and Richard Parower. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Gregory Coté, Eli Davidoff (trader), Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

4

Performance Overview

Investment Results

Total Returns
For the Year Ended December 31, 2002

		Average Annual

	Six Months*	One Year	Since Inception 6/22/00

With Sales Charge**	n/a	n/a	(53.98)%
Without Sales Charge**	(36.35)%	(66.48)%	(53.00)

Goldman Sachs Technology Index†	(10.85)	(40.27)	(42.44)

Blended Index††	(10.51)	(43.95)	(50.27)

Net Asset Value Per Share

December 31, 2002			$ 3.52
June 30, 2002			5.53
December 31, 2001			10.50

Capital Loss Information Per Share
For the Year Ended December 31, 2002

Realized			$ (6.834)
Unrealized			(5.149	)ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which the Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold or, if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†

The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of dividends. It is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††

The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a 25% percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

5

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets December 31,

Common Stocks:	Issues	Cost	Value	2002	2001

Capital Goods	—	$ —	$ —	—%	2.2%
Commercial Services and Supplies	3	2,527,732	2,487,987	3.1	2.9
Communications Equipment	5	5,884,204	2,147,976	2.7	9.5
Computers and Peripherals	5	4,677,945	4,448,673	5.6	1.7
Electronics Equipment and Instruments	1	229,146	225,834	0.3	2.6
Health Care	6	5,091,730	4,801,550	6.0	0.9
Internet Software and Services	1	109,222	—	—	2.6
IT Consulting and Services	5	3,942,832	4,125,437	5.1	1.3
Media	5	2,681,653	3,331,445	4.1	12.1
Semiconductor Equipment and Products	5	2,231,538	1,846,212	2.3	6.3
Software	17	26,847,367	17,454,947	21.8	15.8
Telecommunication Services	—	—	—	—	8.9

Total Common Stocks	53	54,223,369	40,870,061	51.0	66.8

Convertible Preferred Stocks:
Commercial Services and Supplies	2	1,430,812	187,463	0.2	0.3
Communications Equipment	9	27,362,560	4,584,048	5.7	3.5
Electronic Equipment and Instruments	1	1,533,946	539,160	0.7	0.5
Health Care	1	128,010	128,914	0.2	—
Internet Software and Services	12	57,296,449	12,201,368	15.2	13.2
Media	—	—	—	—	1.3
Semiconductor Equipment and Products	1	2,228,473	245,115	0.3	0.4
Software	6	21,609,922	2,408,293	3.0	9.0
Telecommunication Services	1	10,893,921	641,999	0.8	0.4
Miscellaneous	1	2,370,322	1,584,461	2.0	0.8

Total Convertible Preferred Stocks	34	124,854,415	22,520,821	28.1	29.4

Limited Partnerships:
Miscellaneous	2	3,004,529	1,658,477	2.0	0.8

Convertible Promissory Notes:
Internet Software and Services	2	201,382	—	—	0.1
Software	1	62,500	—	—	—

Total Convertible Promissory Notes	3	263,882	—	—	0.1

Short-Term Holding and Other Assets Less Liabilities	1	15,142,842	15,142,842	18.9	2.9

Net Assets	93	$ 197,489,037	$ 80,192,201	100.0%	100.0%

6

Portfolio Overview

Largest Industries
December 31, 2002

Composition of Net Assets
December 31, 2002

7

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Symantec*	Magma Design Automation
Synopsys*	Acta Technology (Series E)**
Microsoft*	Clear Channel Communications
Lexmark International*	AOL Time Warner**
Concord EFS*	USA Interactive
Cisco Systems*	Epicentric (Series D)**
SunGard Data Systems*	Crown Castle International**
Dell Computer*	Texas Instruments
CSG Systems International*	Viacom (Class B)
Hewlett-Packard*	Intersil (Class A)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 *  Position added during the period.
**  Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets

TruSecure (Series F)	$4,988,138	6.2%
Iolon (Series C)	3,626,596	4.5
Symantec	3,412,205	4.3
Synopsys	3,121,092	3.9
Microsoft	2,860,116	3.6
MarketSoft (Series D)	2,302,651	2.9
Lexmark International	1,899,700	2.4
GMP Companies	1,848,395	2.3
Kintana (Series B)	1,791,565	2.2
Far Blue (Series E)	1,584,461	2.0

8

Portfolio of Investments
December 31, 2002

	Shares	Value

Common Stocks 51.0%
Commercial Services and Supplies 3.1%
BISYS Group*	34,400	$ 546,960
Concord EFS*	74,500	1,172,630
First Data	21,700	768,397

		2,487,987

Communications Equipment 2.7%
ADC Telecommunications*	134,000	280,730
Alcatel (ADRs) (France)	108,700	482,628
Cisco Systems*	82,300	1,077,718
Nokia (ADRs) (Finland)	19,800	306,900
WaveSplitter Technologies#	42,526	—

		2,147,976

Computers and Peripherals 5.6%
Avocent*	7,100	158,330
Dell Computer*	36,300	971,932
Hewlett-Packard	53,600	930,496
Lexmark International (Class A)*	31,400	1,899,700
Seagate Technology*	45,500	488,215

		4,448,673

Electronics Equipment and Instruments 0.3%
Canon (Japan)	6,000	225,834

Health Care 6.0%
Beckman Coulter	23,700	699,624
Charles River Laboratories International*	18,300	704,184
Cytyc*	13,100	133,685
GMP Companies#	73,349	1,848,395
Laboratory Corporation of America Holdings*	30,800	715,792
Quest Diagnostics*	12,300	699,870

		4,801,550

Internet Software and Services 0.0%
Juniper Financial#	12,280	—

IT Consulting and Services 5.1%
Affiliated Computer Services (Class A)*	18,100	952,965
Amdocs*	75,200	738,464
CSG Systems International*	72,000	983,160
Sabre Holdings (Class A)*	20,400	369,444
SunGard Data Systems*	45,900	1,081,404

		4,125,437

See footnotes on page 12.

9

Portfolio of Investments
December 31, 2001
	Shares		Value

Media 4.1%
Clear Channel Communications*	24,800		$ 924,792
Fox Entertainment Group (Class A)*	18,500		479,705
News Corporation (ADRs) (Australia)	24,000		630,000
USA Interactive*	29,600		677,396
Viacom (Class B)*	15,200		619,552

			3,331,445

Semiconductor Equipment and Products 2.3%
Analog Devices*	18,700		446,369
Applied Materials*	25,800		336,303
Intel	27,300		425,198
STMicroelectronics (NY Shares) (Netherlands)	11,100		216,561
Texas Instruments	28,100		421,781

			1,846,212

Software 21.8%
Applied Science Fiction#	67,741	†	—
BMC Software*	46,400		793,904
Cadence Design Systems*	42,100		496,359
Cognos* (Canada)	23,900		559,858
Computer Associates International	37,500		506,250
Informatica*	118,500		683,745
J.D. Edwards*	75,900		862,224
Magma Design Automation#	50,000		480,750
Microsoft*	55,300		2,860,116
NetIQ*	54,300		671,148
Network Associates*	30,200		485,918
PeopleSoft*	43,600		797,444
Printcafe Software#ø	678,960		735,401
Symantec*	84,200		3,412,205
Synopsys*	67,600		3,121,092
THQ*	22,600		299,676
VERITAS Software*	44,200		688,857

			17,454,947

Total Common Stocks (Cost $54,223,369)			40,870,061

Convertible Preferred Stocks# 28.1%
Commercial Services and Supplies 0.2%
Index Stock Imagery (Series A Jr.)	248,634		107,659
Index Stock Imagery (Series A Sr.)	92,152		79,804

			187,463

See footnotes on page 12.

10

Portfolio of Investments
December 31, 2002

	Shares		Value

Communications Equipment 5.7%
Calient Networks (Series D)	998,008		$ 119,761
Catena Networks (Series D)	803,025		546,057
Chorum Technologies (Series E)	246,601		113,436
Chorum Technologies (Series F)	12,155		4,740
Iolon (Series C)	1,295,213		3,626,596
Metro-OptiX (Series B)	723,328		—
Metro-OptiX (Series C)	91,801		—
Onetta (Series B)	407,102		164,038
Silicon Wave (Series D)	29,438		9,420

			4,584,048

Electronic Equipment and Instruments 0.7%

Nextest Systems (Series B)	612,682		539,160

Health Care 0.2%

GMP Companies (Series C)	3,765		128,914

Internet Software and Services 15.2%
Adexa (Series C)	562,080		951,112
Adexa (Series E)	340,647	†	432,665
Blue Pumpkin Software (Series G)	1,061,788		1,019,317
Infomediary Technology Solutions (Series A Sr.)	466,508		746
Juniper Financial (Series B)	2,514,941	†	—
MarketSoft (Series D)ø	1,887,419		2,302,651
Moai Technologies (Series E)	64,752		—
Movie Magic Technologies (Series D)	6,546,708		—
NetLogic Microsystems (Series C)	358,184		365,348
Pure Markets (Series C)ø	1,564,953		625,981
TruSecure (Series F)ø	2,131,683		4,988,138
Vividence (Series D)	493,619		1,515,410

			12,201,368

Semiconductor Equipment and Products 0.3%

ZettaCom (Series B)	875,410		245,115

Software 3.0%
Allegis (Series E)	652,362		332,705
Biometric Access (Series A-1)ø	76,009	†	—
Biometric Access (Series A-2)ø	257,544	†	—
Enterworks (Series B)	510,204		—
Kintana (Series B)	949,425		1,791,565
NFR Security (Series C)	378,697		284,023

			2,408,293

See footnotes on page 12.

11

Portfolio of Investments
December 31, 2002

	Shares, Partnership Interest, or Prin. Amt.		Value

Telecommunication Services 0.8%

fusionOne (Series D)	2,006,247	shs.	$ 641,999

Miscellaneous 2.0%

Far Blue (Series E) (United Kingdom)	1,562,608		1,584,461

Total Convertible Preferred Stocks (Cost $124,854,415)			22,520,821

Limited Partnerships# 2.0%
Miscellaneous 2.0%
Asia Internet Capital Ventures	$2,276,102		1,334,934
GrandBanks Capital Venture	724,690		323,543

Total Limited Partnerships (Cost $3,004,529)			1,658,477
Convertible Promissory Notes# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, due 2/20/06	133,333		—
Techies.com 9%, due 2/20/08	66,667		—

Software 0.0%
Enterworks 10%, payable on demand	62,500	†	—

Total Convertible Promissory Notes (Cost $263,882)			—

Repurchase Agreement 6.1%
State Street Bank & Trust, 1.00%, dated 12/31/02, maturing 1/2/03 collateralized by: $3,740,000 US Treasury Bonds 10.375%, due 11/15/12, with a fair market value of $5,053,638 (Cost $4,900,000)	4,900,000		4,900,000
Total Investments (Cost $187,246,195) 87.2%			69,949,359

Other Assets Less Liabilities 12.8%			10,242,842

Net Assets 100.0%			$ 80,192,201

*	Non-income producing security.
#	Restricted and non-income producing security.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Warrants attached.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investments, at value:
Common stocks (cost $54,223,369)	$40,870,061
Convertible preferred stocks* (cost $124,854,415)	22,520,821
Limited partnerships (cost $3,004,529)	1,658,477
Convertible promissory notes (cost $263,882)	—
Repurchase agreement (cost $4,900,000)	4,900,000	$69,949,359
Cash		327,269
Receivable for securities sold		10,118,738
Expenses prepaid to stockholder service agent		51,491
Receivable for interest and dividends		6,216
Other		4,739

Total Assets		80,457,812

Liabilities:
Management fee payable		106,612
Accrued expenses and other		158,999

Total Liabilities		265,611

Net Assets		$80,192,201

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 22,782,646 shares outstanding):		$227,826
Additional paid-in capital		647,468,690
Accumulated net investment loss		(7,796)
Accumulated net realized loss		(450,199,683)
Net unrealized depreciation of investments		(117,296,836)

Net Assets		$80,192,201

Net Asset Value per Share		$3.52

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $38,859,071 and a value of $8,652,171.

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:
Interest	$108,128
Dividends (net of foreign taxes withheld of $131)	64,716

Total Investment Income	172,844

Expenses:
Management fees	2,294,421
Stockholder servicing fees	754,520
Stockholder account services	443,000
Auditing and legal fees	142,764
Stockholder reports and communications	66,431
Custody and related services	41,844
Directors’ fees and expenses, net	17,629
Miscellaneous	12,917

Total Expenses	3,773,526

Net Investment Loss	(3,600,682)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions*	(155,707,378)
Net change in unrealized depreciation of investments	(18,395,793)

Net Loss on Investments	(174,103,171)

Decrease in Net Assets From Operations	$(177,703,853)

*	Includes net realized loss from affiliated issuers of $13,907,597.

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:
Net investment loss	$ (3,600,682)	$ (6,554,391)
Net realized loss on investments and foreign currency transactions	(155,707,378)	(169,625,506)
Net change in unrealized depreciation of investments	(18,395,793)	(21,392,369)

Decrease in Net Assets from Operations	(177,703,853)	(197,572,266)

Capital Share Transactions:
Cost of shares of Common Stock repurchased (4,159,467 and 4,326,055 shares)	(25,082,410)	(56,192,266)

Decrease in Net Assets	(202,786,263)	(253,764,532)

Net Assets:
Beginning of year	282,978,464	536,742,996

End of Year (net of accumulated net investment loss of $7,796 and $8,505, respectively)	$ 80,192,201	$ 282,978,464

See Notes to Financial Statements.

15

Statement of Cash Flows
For the Year Ended December 31, 2002

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(177,703,853)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of investment securities purchased	(237,716,387)
Proceeds from disposition of investment securities	273,412,262
Purchases/maturities of short-term investment securities, net	4,500,000
Decrease in interest and dividend receivable	29,368
Increase in receivable for securities sold	(10,118,738)
Decrease in other assets	5,160
Decrease in payable for securities purchased	(736,737)
Decrease in management fees payable, accrued expenses and other	(647,612)
Net change in unrealized depreciation of investments	18,395,793
Net realized loss on investments	155,705,411

Net Cash Provided by Operating Activities	25,124,667

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(25,082,410)

Net Cash Used in Financing Activities	(25,082,410)

Net Increase in Cash	42,257
Cash balance at beginning of year	285,012

Cash Balance at End of Year	$327,269

See Notes to Financial Statements.

16

Notes to Financial Statements

1.

Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in equity securities of privately owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the “Manager”) determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value.

The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2002, market quotations were not readily available for securities valued at $26,027,693 (32.5% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

17

Notes to Financial Statements

d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

f.

Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

2.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $237,716,387 and $273,412,262, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $187,677,116. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $430,921. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $1,744,025 and $119,471,782 respectively.

3.

Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the year ended December 31, 2002, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

18

Notes to Financial Statements

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts

December 2001	January 11, 2002	2.3%	$6,406,871
March 2002	April 12, 2002	3.5	6,723,035
June 2002	July 12, 2002	5.6	7,510,423
September 2002	October 11, 2002	5.0	4,442,081

In addition, on January 10, 2003, the Fund repurchased 5.7% of its shares, representing all shares tendered, equivalent to $4,762,974.

4.

Management Fee, Incentive Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets.

In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund’s: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund’s net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund’s net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

At December 31, 2002, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund’s results of operations through December 31, 2002, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $441,700,000 (subject to adjustment as stated above).

Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2002, such fees aggregated $754,520, or 0.50% per annum of the Fund’s average daily net assets.

19

Notes to Financial Statements

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $443,000 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof of $7,796 at December 31, 2002, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $425,205,913, which is available for offset against future taxable net capital gains, expiring in various amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $24,647,580 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

6.

Limited Partnership Commitment — In connection with the Fund’s investments in certain limited partnership, the Fund is contractually committed to make additional capital contributions of up to $2,914,000, if and when the partnership requests such contributions. This commitment expires in November 2005 with respect to new investments to be made by the partnership and has a final expiration date of November 2010.

7.

Restricted Securities — At December 31, 2002, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2002, were as follows:

Investments	Acquisition Date	Cost	Value

Common stocks:
Applied Science Fiction*	2/9/01	$ 135,482	$ ––
GMP Companies	8/17/00	2,090,628	1,848,395
Juniper Financial	8/30/00	109,222	—
Magma Design Automation	7/31/01	435,407	480,750
Printcafe Software	3/12/01 to 1/3/02	10,011,372	735,401
WaveSplitter Technologies	9/22/00	3,634,658	––

		16,416,769	3,064,546

*   Warrants attached.

20

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Convertible preferred stocks:
Adexa (Series C)	8/24/00	$ 7,140,288	$ 951,112
Adexa (Series E)*	7/12/02	432,665	432,665
Allegis (Series E)	8/31/00	8,011,005	332,705
Biometric Access (Series A-1)*	10/4/00	974,254	—
Biometric Access (Series A-2)*	10/4/00	3,296,563	—
Blue Pumpkin Software (Series G)	7/16/01	4,098,502	1,019,317
Calient Networks (Series D)	12/11/00	7,213,357	119,761
Catena Networks (Series D)	1/22/02	969,167	546,057
Chorum Technologies (Series E)	9/8/00	4,251,401	113,436
Chorum Technologies (Series F)	9/21/01	19,205	4,740
Enterworks (Series B)	10/30/00	1,000,000	—
Far Blue (Series E)	7/26/00	2,370,322	1,584,461
fusionOne (Series D)	09/13/00 to 10/11/00	10,893,921	641,999
GMP Companies (Series C)	6/3/02	128,010	128,914
Index Stock Imagery (Series A Jr.)	8/18/00 to 9/5/00	1,191,464	107,659
Index Stock Imagery (Series A Sr.)	12/19/00	239,348	79,804
Infomediary Technology Solutions (Series A Sr.)	10/6/00	281,433	746
Iolon (Series C)	02/15/01 to 4/12/02	3,631,682	3,626,596
Juniper Financial (Series B)*	8/30/00	7,168,550	—
Kintana (Series B)	4/6/01	6,615,295	1,791,565
MarketSoft (Series D)	12/13/00	9,217,479	2,302,651
Metro-OptiX (Series B)	6/23/00	7,160,947	—
Metro-OptiX (Series C)	9/28/01	216,650	—
Moai Technologies (Series E)	4/23/01	519,950	—
Movie Magic Technologies (Series D)	7/10/00	4,915,940	—
NetLogic Microsystems (Series C)	2/15/01	899,623	365,348
Nextest Systems (Series B)	11/27/01	1,533,946	539,160
NFR Security (Series C)	3/16/01	1,712,805	284,023
Onetta (Series B)	2/21/01	3,569,268	164,038
Pure Markets (Series C)	10/13/00	8,260,899	625,981
Silicon Wave (Series D)	8/18/00	330,883	9,420
TruSecure (Series F)	3/19/01	7,098,504	4,988,138
Vividence (Series D)	9/12/00	7,262,616	1,515,410
ZettaCom (Series B)	5/17/01	2,228,473	245,115

		124,854,415	22,520,821

*   Warrants attached.

21

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Limited partnerships:
Asia Internet Capital Ventures	8/15/00	$ 2,279,839	$ 1,334,934
GrandBanks Capital Venture	1/25/01 to 10/17/02	724,690	323,543

		3,004,529	1,658,477

Convertible promissory notes:
Enterworks 10%, payable on demand*	5/15/01	62,500	—
Techies.com:
9%, due 2/20/06	2/22/01	134,703	—
9%, due 2/20/08	2/22/01	66,679	—

		263,882	—

Total		$ 144,539,595	$ 27,243,844

*   Warrants attached.

8.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2002, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares		Realized Gain	Ending Value

Biometric Access (Series A-1)	76,099	—	—	76,099		$ ––	$ ––
Biometric Access (Series A-2)	257,544	—	—	257,544		—	—
MarketSoft (Series D)	1,887,419	—	—	1,887,419		—	2,302,651
Printcafe Software	1,750,000	877,589	1,948,629	678,960	(1)	—	735,401
Pure Markets (Series C)	1,564,953	—	—	1,564,953		—	625,981
Telenisus (Series C)	27,473,102	—	27,473,102	—		(7,098,500)	—
TruSecure (Series F)	2,131,683	—	—	2,131,683		—	4,988,138
w-Technologies (Series A)	1,857,871	—	1,857,871	—		(6,809,097)	—

Total						$ (13,907,597)	$ 8,652,171

(1)   Series E-1 and Series F Preferred Stock converted to common stock.

22

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year Ended December 31,		6/22/00* to 12/31/00

	2002	2001

Per Share Data:
Net Asset Value, Beginning of Period	$ 10.50	$ 17.17	$ 23.70

Loss From Investment Operations:
Net investment loss	(0.15)	(0.23)	(0.03)
Net realized and unrealized loss on investments and foreign currency transactions	(6.83)	(6.44)	(6.44)

Decrease From Investment Operations	(6.98)	(6.67)	(6.47)
Offering costs	—	—	(0.06)

Net Decrease in Net Asset Value	(6.98)	(6.67)	(6.53)

Net Asset Value, End of Period	$ 3.52	$ 10.50	$ 17.17

Total Return:	(66.48)%	(38.85)%	(27.55)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$80,192	$ 282,978	$ 536,743
Ratio of expenses to average net assets	2.48%	2.30%	2.25%†
Ratio of net investment loss to average net assets	(2.36)%	(1.68)%	(0.28)%†
Portfolio turnover rate	163.40%	165.81%	90.14%

*	Commencement of operations.
†

In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund’s commencement of operations.

See Notes to Financial Statements.

23

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2002, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 12, 2003

24

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (67)[3,4]

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (69)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

John E. Merow (73)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 28.

25

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (61)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

James Q. Riordan (75)[3,4]

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director of Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Robert L. Shafer (70)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (67)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 28.

26

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (50)*[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

•	Director and President: 2000 to Date
•	Chief Executive Officer: Nov. 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Paul C. Guidone (45)*[1]

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

•	Director: May 2002 to Date
•	Oversees 60 Portfolios in Fund Complex

Richard M. Parower (36)

Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

•	Vice President and Co-Portfolio Manager: Sept. 2002 to Date

Thomas Hirschfeld (40)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund, Inc. Formerly, General Partner at Patricof & Co. Ventures, specializing in Internet and business-to-business commerce investments from 1995 to 2001.

•	Vice President and Co-Portfolio Manager: Sept. 2002 to Date

See footnotes on page 28.

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

Lawrence P. Vogel (46)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 2000 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (38)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 2000 to Date

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

28

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

Important Telephone Numbers

(800) 221-2450	Stockholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Seligman New Technologies Fund II

CENTII-2 12/02